UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2014
Date of Report (Date of earliest event reported):
Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34460	13-3818604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4820 Eastgate Mall, Suite 200

San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)     Election of Director

Effective September 22, 2014, the Board of Directors (the “Board”) of Kratos Defense & Security Solutions, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee, elected Amy Zegart.  Ms. Zegart will serve as a director of the Company until the Company’s 2015 annual meeting of stockholders.  Ms. Zegart is an expert in national and international security issues and brings significant experience to the Board.

The Board has not appointed Ms. Zegart to any committees of the Board at this time. There are no arrangements or understandings between Ms. Zegart and any other persons pursuant to which she was elected as a director, and Ms. Zegart has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Ms. Zegart’s compensation as a director will be provided on the same basis as that provided to the Company’s other non-employee directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the "SEC") on April 11, 2014.  In connection with her appointment, the Company and Ms. Zegart will enter into the Company's standard director indemnification agreement, the form of which was filed with the SEC as Exhibit 10.8 to the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 26, 2011.

A copy of the Company’s press release announcing Ms. Zegart’s election to the Company’s Board is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, issued by Kratos Defense & Security Solutions, Inc. on September 24, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2014	Kratos Defense & Security Solutions, Inc.

	By:	/s/ Deborah S. Butera
	Name:	Deborah S. Butera
	Title:	Senior Vice President, General Counsel/Registered In-House Counsel, Chief Compliance Officer, and Secretary

Exhibit 99.1
FOR IMMEDIATE RELEASE	Press Contact: Yolanda White 858-812-7302 Direct Investor Information: 877-934-4687 investor@kratosdefense.com

Kratos Defense & Security Solutions Appoints Amy Zegart to Board of Directors

Accomplished Academic Brings Wealth of Knowledge
and Experience on National and International Security Issues

SAN DIEGO, September 24, 2014 - Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS), a leading National Security Solutions provider, is pleased to announce the appointment of Amy Zegart to the Company’s Board of Directors, expanding membership to eight Directors.  Ms. Zegart was named by the National Journal as one of the ten most influential experts in intelligence reform and brings significant knowledge on national and international security issues, including the increasing proliferation and utilization of unmanned aerial systems for national security applications, to the Kratos Board.

Ms. Zegart is a Davies Family Senior Fellow at the Hoover Institution, a professor of political science (by courtesy) at Stanford University, and co-director of Stanford’s Center for International Security and Cooperation. Until 2011, she served as professor of public policy at UCLA’s Luskin School of Public Affairs.  An award-winning author, Ms. Zegart’s research examines the organizational challenges of American national security agencies.  She served on the Clinton administration's National Security Council staff and as a foreign policy adviser to the Bush-Cheney 2000 presidential campaign. She has testified before the Senate Intelligence Committee, provided training to the U.S. Marine Corps, and advised officials on intelligence and homeland security matters. From 2009 to 2011, she served on the National Academies of Science Panel to Improve Intelligence Analysis.

A former Fulbright scholar, Ms. Zegart received an A.B. in East Asian studies magna cum laude from Harvard University and an M.A. and Ph.D. in political science from Stanford University. She has served on the FBI Intelligence Analysts Association National Advisory Board and the Los Angeles Police Department’s Counter-Terrorism and Community Police Advisory Board and currently serves on the Secretary of Energy Advisory Board Task Force on Nuclear Nonproliferation. She is a lifetime member of the Council on Foreign Relations.

“Amy Zegart joining Kratos’ Board of Directors is an important development in continuing the successful execution of our strategic plan in building a premier technology and product based National Security Company,” said Eric DeMarco, President and CEO of Kratos.  “Amy’s depth of knowledge and experience on security issues will be vital to our decision-making processes as we continue the Company’s momentum in emerging areas such as unmanned aerial systems and cyber warfare.  All of Kratos welcomes Amy to the Company’s Board of Directors, and we look forward to working with her as we continue the execution of our strategy.”

About Kratos Defense & Security Solutions

Kratos Defense & Security Solutions, Inc. (Nasdaq:KTOS) is a specialized National Security technology Company providing mission critical products, solutions and services for United States National Security. Kratos' core capabilities are sophisticated engineering, manufacturing and system integration offerings for National Security platforms and programs. Kratos' areas of expertise include Command, Control, Communications, Computing, Combat Systems, Intelligence, Surveillance and Reconnaissance (C5ISR), satellite communication systems, electronic warfare, unmanned systems, missile defense, cyber warfare, cybersecurity, information assurance, and critical infrastructure security. Kratos has primarily an engineering and technically oriented work force of approximately 3,600. Substantially all of Kratos' work is performed on a military base, in a secure facility or at a critical infrastructure location. Kratos' primary end customers are National Security related agencies. News and information are available at www.KratosDefense.com.

Notice Regarding Forward-Looking Statements
Certain statements in this press release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of Kratos and are subject to significant risks and uncertainty, including risks related to product failure, general economic conditions and cutbacks in spending. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and Kratos undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Kratos in general, see the risk disclosures in the Annual Report on Form 10-K of Kratos for the year ended December 29, 2013, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by Kratos.